EATON VANCE ATLANTA CAPITAL FOCUSED GROWTH FUND
EATON VANCE ATLANTA CAPITAL HORIZON GROWTH FUND
EATON VANCE ATLANTA CAPITAL SMID-CAP FUND
Supplement to Prospectus dated February 1, 2012

1.  Any references to Focused Growth Portfolio should be changed to Eaton Vance Atlanta Capital Focused Growth Fund, except in the tables under “Financial Highlights” and as otherwise noted below.

2.  The following replaces “Fees and Expenses of the Fund” under “Fund Summaries - Eaton Vance Atlanta Capital Focused Growth Fund”:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 22 of this Prospectus and page 21 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	1.00%	n/a
Other Expenses	0.46%	0.46%	0.46%
Total Annual Fund Operating Expenses	1.36%	2.11%	1.11%
Expense Reimbursement(1)	(0.11)%	(0.11)%	(0.11)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.25%	2.00%	1.00%

 (1)

The administrator and sub-adviser have agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.25% for Class A shares, 2.00% for Class C shares and 1.00% for Class I shares.  This expense reimbursement will continue through January 31, 2013.  Any amendments or a termination of this reimbursement would require written approval of the Board of Trustees.  The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses, interest expense, taxes or litigation expenses.  Amounts reimbursed may be recouped by the administrator and sub-adviser during the Fund’s current fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

3.  The following paragraph is deleted from “Principal Investment Strategies” under “Fund Summaries – Eaton Vance Atlanta Capital Focused Growth Fund”:

The Fund currently invests its assets in Focused Growth Portfolio (the “Portfolio”), a separate registered investment company with the same investment objective and policies as the Fund.

4.  The following replaces “Portfolio Managers” under “Management” in “Fund Summaries – Eaton Vance Atlanta Capital Focused Growth Fund”:

Richard B. England, Managing Director – Equities of Atlanta Capital, has managed the Fund and Focused Growth Portfolio (the Portfolio the Fund invested in prior to July 20, 2012) since 2008.

Paul J. Marshall, Vice President of Atlanta Capita, has managed the Fund and Focused Growth Portfolio (the Portfolio the Fund invested in prior to July 20, 2012) since 2003.

5.  The following replaces the first two paragraphs under “Investment Objectives & Principal Policies and Risks”:

Each Fund and SMID-Cap Portfolio is permitted to engage in the following investment practices to the extent set forth in “Fund Summaries” above.  References to the “Fund” below are to each Fund and SMID-Cap Portfolio, as applicable.

A statement of the investment objective and principal investment policies and risks of the Fund is set forth above in “Fund Summaries".  As noted in “Fund Summaries”, SMID-Cap Fund seeks to achieve its objective by investing in the Portfolio named therein, which has the same objective and policies as the Fund.  Set forth below is additional information about such policies and risks of the Fund described in “Fund Summaries” above.  Information also is included about other types of investments and practices that the Fund may engage in from time to time.

6.  The following replaces “Management.” in “Management and Organization”:

Management.  Each Fund’s investment adviser is Boston Management and Research (“BMR”), a subsidiary of Eaton Vance Management (“Eaton Vance”), with offices at Two International Place, Boston, MA 02110.  Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931.  Eaton Vance and its affiliates currently manage over $185 billion on behalf of mutual funds, institutional clients and individuals.

Pursuant to an investment sub-advisory agreement, BMR has delegated the investment management of SMID-Cap Portfolio and Focused Growth Fund and Horizon Growth Fund to Atlanta Capital Management Company, LLC (“Atlanta Capital”), with offices at 1075 Peachtree Street NE, Suite 2100, Atlanta, GA 30309.  Atlanta Capital is a majority-owned affiliate of Eaton Vance Corp.  BMR pays Atlanta Capital a portion of each advisory fee for sub-advisory services provided to SMID-Cap Portfolio and Focused Growth Fund and Horizon Growth Fund.

The day-to-day management of SMID-Cap Portfolio and Focused Growth Fund and Horizon Growth Fund is the responsibility of a team of Atlanta Capital investment professionals.  Each team meets to discuss investment holdings, prospective investments and portfolio composition and manages and provides research.  The fees paid to BMR and the identities of the members of each team are described below:

7.  The following replaces “Focused Growth Portfolio.” under “Management and Organization”:

Focused Growth Fund.  Prior to July 20, 2012 the Fund invested its assets in Focused Growth Portfolio, a separate registered investment company with the same objective and policies as the Fund.  Under its investment advisory agreement with Focused Growth Fund, BMR receives a monthly advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate (for each level)
Up to $500 million	0.650%
$500 million but less than $1 billion	0.625%
$1 billion but less than $2.5 billion	0.600%
$2.5 billion and over	0.575%

For the fiscal year ended September 30, 2011, the effective annual rate of investment advisory fee paid to BMR, based on average daily net assets of the Focused Growth Portfolio was 0.65%.

Richard B. England and Paul J. Marshall co-manage the Focused Growth Fund. Mr. England is Managing Director, Principal and a member of the Management Committee of Atlanta Capital.  He has been employed by Atlanta Capital for more than five years and served as portfolio manager of Focused Growth Portfolio (the Portfolio the Fund previously invested in) since 2008.  Mr. Marshall is a Vice President of Atlanta Capital and has served as portfolio manager of Focused Growth Portfolio (the Portfolio the Fund previously invested in) since 2003.

8.  The following replaces the last paragraph under “Reducing or Eliminating Class A Sales Charges.” in “Sales Charges”:

Class A shares are offered at net asset value (without a sales charge) to tax-deferred retirement plans and deferred compensation plans, and to clients of financial intermediaries who (i) charge an ongoing fee for advisory, investment, consulting or similar services; or (ii) have entered into an agreement with the principal underwriter to offer Class A shares through a no-load network, platform, or self-directed brokerage accounts that may or may not charge transaction fees to customers. Such clients may include individuals, corporations, endowments, foundations and pension plans (including tax-deferred retirement plans and profit sharing plans). Class A shares also are offered at net asset value to investment and institutional clients of Eaton Vance and its affiliates; certain persons affiliated with Eaton Vance; and to certain fund service providers as described in the Statement of Additional Information. Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested. See “Shareholder Account Features” for details.

9.   The following replaces “Exchange Privilege.” in “Shareholder Account Features”:

Exchange Privilege. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund. Exchanges are made at net asset value. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase of Fund shares. Any class of shares of a fund may be exchanged for any other class of shares of that fund, provided that the shares being exchanged are no longer subject to a CDSC and the conditions for investing in the other class of shares described in the applicable prospectus are satisfied.

Before exchanging, you should read the prospectus of the new fund carefully. Exchanges are subject to the terms applicable to purchases of the new fund’s shares as set forth in its prospectus. If you wish to exchange shares, write to the transfer agent (see back cover for address), log on to your account at www.eatonvance.com or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive at least 60 days’ notice of any material change to the privilege. This privilege may not be used for “market timing” and may be terminated for market timing accounts or for any other reason. For additional information, see “Restrictions on Excessive Trading and Market Timing” under “Purchasing Shares.” Ordinarily exchanges between different funds are taxable transactions for federal tax purposes, while permitted exchanges of one class for shares of another class of the same fund are not. Shareholders should consult their tax advisors regarding the applicability of federal, state, local and other taxes to transactions in Fund shares.

July 20, 2012	6049-7/12 ATLPROSPS

EATON VANCE ATLANTA CAPITAL FOCUSED GROWTH FUND
Supplement to Statement of Additional Information dated February 1, 2012

1.  Any references to Focused Growth Portfolio should be changed to Eaton Vance Atlanta Capital Focused Growth Fund, except in the context of historical financial information.

2.  The notation for “Fund Investing in a Portfolio” in the Focused Growth Portfolio column of the table under “Strategies and Risks” should be deleted.

July 20, 2012